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                                                                    EXHIBIT 10.9

                                 PARENT GUARANTY

                  THIS PARENT GUARANTY ("Guaranty"), is entered into as of December 10, 2001, by ADVANCEPCS, a Delaware corporation (the "Parent"), in favor of ADVANCEPCS HEALTH, L.P., a Delaware limited partnership (the "Originator"), AFC RECEIVABLES HOLDING CORPORATION, a Delaware corporation ("Holding" or the "Receivables Seller"), Advance funding corporation, a Delaware corporation ("AFC" or the "Seller"), and ADVP MANAGEMENT, L.P., a Delaware limited partnership (together with its successors and assigns, the "Servicer"), (the Originator, Holding, AFC and the Servicer, together with their respective successors and assigns are collectively referred to herein as the "Recipients").

                                    RECITALS

                  A. The Parent, the Originator, Holding and the Servicer have entered into a Receivables Purchase and Contribution Agreement, dated as of December 10, 2001 (as the same may be amended, restated, supplemented or otherwise modified, the "Contribution Agreement"), pursuant to which the Originator, subject to the terms and conditions contained therein, is selling and/or contributing its respective right, title and interest in certain Receivables to Holding, and the Servicer has agreed to service, administer and collect such Receivables;

                  B. The Receivables Seller, AFC and the Servicer have entered into a Receivables Sale and Contribution Agreement, dated as of December 10, 2001 (as the same may be amended, restated, supplemented or otherwise modified, the "Sale Agreement"); pursuant to which Holding, subject to the terms and conditions contained therein, is selling and/or contributing its respective right, title and interest in the Transferred Receivables to AFC, and the Servicer has agreed to service, administer and collect the Transferred Receivables;

                  C. The Seller, the Servicer, Redwood Receivables Corporation, a Delaware corporation ("Redwood" or the "Conduit Purchaser") and General Electric Capital Corporation, a Delaware corporation ("GECC" or the "Committed Purchaser" and, in its capacity as administrative agent, the "Administrative Agent"), have entered into a Receivables Purchase and Servicing Agreement, dated as of December 10, 2001 (as the same may be amended, restated, supplemented or otherwise modified, the "Purchase Agreement") pursuant to which AFC, subject to the terms and conditions contained therein, is selling undivided percentage interests in the Transferred Receivables to the Purchasers, and the Servicer has agreed to service, administer and collect the Transferred Receivables acquired by the Purchasers.

         The Contribution Agreement, the Sale Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements". The Originator, the Receivables Seller and the Seller (each a "Selling Subsidiary") are collectively referred to herein as the "Selling Subsidiaries".

         Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Agreements shall be applied herein as defined or established therein.



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                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) Holding to make purchases under the Contribution Agreement, (ii) AFC to make purchases under the Sale Agreement and (iii) the Servicer to perform its obligations under the Agreements, the Parent hereby agrees as follows:

                  1. Unconditional Undertaking. The Parent hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Recipients to cause the due and punctual performance and observance by each Selling Subsidiary and the Servicer and each of their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of such Selling Subsidiary and the Servicer to be performed or observed under the Agreements or any document delivered by such Selling Subsidiary or the Servicer in connection with such agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of such Selling Subsidiary and the Servicer now or hereafter existing under the Agreements, whether for indemnification payments, fees, expenses or otherwise (such terms, covenants, conditions, agreements, undertakings and other obligations being the "Obligations"), and agrees to pay any and all reasonable and documented expenses (including reasonable and documented fees and expenses of attorneys, auditors and accountants) incurred by any of the Recipients in enforcing any rights under this Guaranty; provided, that the foregoing unconditional undertaking of the Parent is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Receivables. The Parent agrees that each of its Subsidiaries that becomes an "Originator" under the Contribution Agreement shall be deemed to be a "Selling Subsidiary" for purposes of this Guaranty and each of its Subsidiaries that becomes a "Servicer" under any of the Agreements shall be deemed to be a "Servicer" for purposes of this Guaranty. In the event that any Selling Subsidiary or the Servicer shall fail in any manner whatsoever to perform or observe any of its Obligations when the same shall be required to be performed or observed under any of the Agreements or any such other document, then the Parent will itself duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligations, and, except to the extent required under such Agreement, it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that any Recipient shall have first made any request of or demand upon or given any notice to the Parent, to any Selling Subsidiary, or to the Servicer, or any of their respective successors or assigns, or have instituted any action or proceeding against the Parent, any Selling Subsidiary, the Servicer or their respective successors or assigns in respect thereof.

                  2. Obligation Absolute. The Parent undertakes that the Obligations will be performed or paid strictly in accordance with the terms of the respective Agreement or any other document delivered by a Selling Subsidiary or the Servicer in connection with any of the Agreements, regardless of any law, regulation or order applicable to any Recipient now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of such Recipient



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with respect thereto. The obligations of the Parent under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Guaranty, irrespective of whether any action is brought against any Selling Subsidiary or the Servicer or whether any Selling Subsidiary or the Servicer is joined in any such action or actions. The liability of the Parent under this Guaranty shall be absolute and unconditional irrespective of:

                           (a) any lack of validity or enforceability of any of the Agreements or any other agreement or instrument relating thereto;

                           (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Agreements or any other agreement or instrument relating thereto, including, without limitation, any increase in the Obligations resulting from additional purchases or contributions of Receivables or otherwise;

                           (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                           (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of any Selling Subsidiary or the Servicer or any of their respective subsidiaries; or

                           (e) any change, restructuring or termination of the corporate structure or existence of any Selling Subsidiary or the Servicer or any of their respective subsidiaries.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Recipient upon the insolvency, bankruptcy or reorganization of any Selling Subsidiary or the Servicer or otherwise, all as though payment had not been made.

                  3. Waivers. The Parent hereby waives promptness, diligence, notice of acceptance and, except to the extent required under any of the Agreements, any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Recipient protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Selling Subsidiary, the Servicer or any other person or entity or any collateral.

                  4. Subrogation. The Parent agrees not to exercise any rights that it may acquire by way of subrogation against any Selling Subsidiary and its property or the Servicer and its property or any rights of indemnification, contribution and reimbursement from any Selling Subsidiary and its property or the Servicer and its property, in each case in connection with this

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Guaranty and any payments made hereunder, until such time as the Obligations have been paid and performed in full and the Termination Date has occurred.

                  5. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Parent herefrom, shall in any event be effective unless the same shall be in writing and signed by the Recipients, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6. Addresses for Notices. All notices and other communications hereunder shall be sent in the manner provided in Section 8.1 of the Contribution Agreement, Section 8.1 of the Sale Agreement and Section 14.1 of the Purchase Agreement, which provisions are incorporated herein by this reference as though fully set forth herein.

                  7. No Waiver; Remedies. No failure on the part of any Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  8. Continuing Agreement; Assignments under Transfer Agreement. This Guaranty is a continuing agreement and shall (a) remain in full force and effect until the Termination Date has occurred and the payment and performance in full of the Obligations and the payment of all other amounts payable under this Guaranty, (b) be binding upon the Parent, its successors and assigns, and
(c) inure to the benefit of, and be enforceable by, each of the Recipients and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), if either of Holding or AFC assigns all or any of the Receivables, or any interest therein, the assignees shall thereupon become vested with all the benefits in respect thereof granted to Holding or AFC, as applicable, herein or otherwise.

                  9. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  10. GOVERNING LAW. THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.



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                  IN WITNESS WHEREOF, the Parent has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                ADVANCEPCS



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title: